                                                                    Exhibit 10.1

                           THIRD AMENDMENT AGREEMENT

         This Third Amendment Agreement, effective as of April 24, 1995 ("Amendment"), is by and among Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), the Banks and Co-Agents party to the Agreement (defined below) and NationsBank of Texas, N.A., as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         1. Amendments to Credit Agreement. The Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Agreement") among the Company, the Banks, the Co-Agents and the Agent, is hereby amended as follows:

                 1.1. Section 1.01. The following respective definitions set forth in Section 1.01 of the Agreement are hereby amended to read as follows:

                 "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of the Third Amendment (or, if such Bank is an Assignee and its name is not set forth on the signature pages of the Third Amendment, the amount of its Commitment as set forth in the Assignment pursuant to which it became a Bank), as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10 or reduced or increased from time to time pursuant to any Assignment to which it is a party.

                 "Current Exchange Rate" means the arithmetic average of the respective spot exchange rates determined by each of the Reference Banks (i) for converting Sterling into Dollars (in an amount substantially equal to the aggregate outstanding principal amount of the Sterling Loans of such Reference Bank or pound sterling 1,000,000 if no such amount is outstanding) or (ii) in the case of a Conversion of a Base Rate Loan or a Euro-Dollar Loan into a Sterling Loan, for converting Dollars into Sterling (in an amount substantially equal to the aggregate outstanding principal amount of the Base Rate Loans and Euro-Dollar Loans of such Reference Bank or $1,000,000 if no such amount is outstanding), in each case in the interbank eurocurrency market where the foreign currency and exchange operations of such Reference Bank's Sterling Lending Office are customarily conducted with respect to Sterling, at 10:00 A.M. (London time) or as near thereto as practicable on the date that is two Sterling Business Days prior to the date of determination, as determined by the Agent in accordance with Section 2.19(a), which determination shall be conclusive in the absence of manifest error. The Current Exchange Rate shall be determined for, and shall take effect on, each Adjustment Date and shall remain in effect until any subsequent determination of the Current Exchange Rate. Any Conversion of a Base Rate Loan or a Euro-Dollar Loan into a Sterling Loan or of a Sterling Loan into a Base Rate Loan or a Euro-Dollar Loan shall be made at the Current Exchange Rate in effect on the date of such Conversion.

                 "Short-Term Credit Agreement" means the Credit Agreement dated as of April 24, 1995 among the Company, NationsBank of Texas, N.A., as agent, and the co-Agents and the banks parties thereto, providing a $100,000,000 credit facility to the Company, as may be amended from time to time.

                 Section 1.01 of the Agreement is hereby further amended by (i) changing the date "April 30, 1999" set forth in the definitions of "Excluded Subordinated Debt" and "Restricted Preferred Stock" to "April 30, 2000", and (ii) changing the date "April 30, 1998" set forth in the definition of "Termination Date" to "April 30, 1999".

                 Section 1.01 of the Agreement is hereby further amended by adding the following new definition in the appropriate alphabetical order:

                 "Third Amendment" means the Third Amendment Agreement effective as of April 24, 1995 executed by the Company, the Agent, the Co-Agents and various Banks.

                 1.2. Section 2.03. Section 2.03(b) of the Agreement is hereby amended by changing the amount "$200,000,000" set forth therein to "$300,000,000".

                 1.3. Section 5.05. Section 5.05(a) of the Agreement is hereby amended by changing the amount "$750,000,000" set forth therein to "$775,000,000".

                 1.4. Section 5.19. Section 5.19 of the Agreement is hereby amended by adding the following sentence at the end thereof:

                 The Company will cause Union Texas East Kalimantan Limited, as promptly as reasonably practicable following execution from time to time of amendments hereto or to the Subsidiary Guaranty Agreement, (i) to report the execution and delivery of such amendments to the Team and (ii) to deliver copies of such amendments to the Team and to Bank Indonesia.

                 1.5. Section 9.06. The last sentence of Section 9.06(c) of the Agreement is hereby amended by changing the date "May 1, 1996" therein to "April 16, 1997".

                 1.6. Schedule I. Schedule I to the Agreement is hereby replaced with Schedule I hereto.

         2. Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of:

                 2.1. counterparts of this Amendment signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                 2.2. the Second Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of the date hereof (the "Guaranty Amendment"), duly executed by each of the Required Guarantors, substantially in the form of Exhibit A hereto;

                 2.3. an opinion of Newton W. Wilson, III, General Counsel of the Company, substantially in the form of Exhibit B hereto;

                 2.4. an opinion of Andrews & Kurth L.L.P., special counsel for the Obligors, substantially in the form of Exhibit C hereto;

                 2.5. opinions of local counsel, substantially in the forms of Exhibits D-1 and D-2 hereto;

                 2.6. an opinion of Bracewell & Patterson, L.L.P., special counsel for the Agent, substantially in the form of Exhibit E hereto; and

                 2.7. all documents which the Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of this Amendment and the Guaranty Amendment and any other matters relevant thereto, all in form and substance satisfactory to the Agent.

         3.      Miscellaneous.

                 3.1. Bank Consent. Each of the undersigned Banks hereby consents to the amendment of the Subsidiary Guaranty Agreement pursuant to the terms and provisions of the Guaranty Amendment.

                 3.2. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with
Section 9.05 of the Agreement.

                 3.3. Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.4. Preservation. Except as specifically modified by the terms of this Amendment or the Guaranty Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other Financing Document remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 3.5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 3.6. Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co-Agent and the Agent that (i) the representations and warranties contained in Article IV of the Agreement (other than the representations and warranties contained in Sections 4.04(a) and 4.04(c) thereof) are correct on and as of the date hereof as though made on and as of the date hereof, with this Amendment, the Agreement as amended hereby, the Guaranty Amendment and the Subsidiary Guaranty Agreement as amended by the Guaranty Amendment constituting "Financing Documents" for purposes thereof, and
(ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 3.7. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            UNION TEXAS PETROLEUM HOLDINGS, INC.



                                            By:     /s/ M.N. MARKOWITZ
                                               ---------------------------------
                                                    M.N. Markowitz
                                                    Vice President and Treasurer
                                                    1330 Post Oak Blvd.
                                                    Houston, Texas 77056
                                                    Telex number: 762255

Commitments
- -----------


$36,818,181.81                             NATIONSBANK OF TEXAS, N.A.


                                           By:       /s/ PAUL A. SQUIRES
                                              ----------------------------------
                                                     Paul A. Squires
                                                     Senior Vice President


$28,636,363.63                             BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION


                                           By:       /s/ LAURA B. SHEPARD
                                              ----------------------------------
                                                     Authorized Officer


$28,636,363.63                             UNION BANK OF SWITZERLAND, HOUSTON
                                           AGENCY


                                           By:       /s/ EVANS SWANN
                                              ----------------------------------
                                                     Evans Swann
                                                     Managing Director


                                           By:       /s/ JAN BUETTGEN
                                              ----------------------------------
                                                     Jann Buettgen
                                                     Vice President
                                                     Corporate Banking


$24,545,454.55                             THE BANK OF NOVA SCOTIA


                                           By:       /s/ A.S. NORSWORTHY
                                              ----------------------------------
                                                     A.S. Norsworthy
                                                     Assistant Agent


$24,545,454.55                             CHEMICAL BANK


                                           By:       /s/ [Illegible]
                                              ----------------------------------
                                                     Authorized Officer

Commitments
- -----------


$24,545,454.55                             CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                           By:         /s/ XAVIER RATOUIS
                                              ----------------------------------
                                                       Authorized Officer


$24,545,454.55                             THE FIRST NATIONAL BANK OF CHICAGO


                                           By:         /s/ [Illegible]
                                              ----------------------------------
                                                       Authorized Officer


$24,545,454.55                             MELLON BANK, N.A.


                                           By:         /s/ A. GARY CHACE
                                              ----------------------------------
                                                       A. Gary Chace
                                                       Senior Vice President



$24,545,454.55                             MORGAN GUARANTY TRUST COMPANY OF
                                           NEW YORK


                                           By:         /s/ PHILIP W. MCNEAL
                                              ----------------------------------
                                                       Philip W. McNeal
                                                       Vice President


$20,454,545.45                             BANQUE NATIONALE DE PARIS, HOUSTON
                                           AGENCY


                                           By:         /s/ [Illegible]
                                              ----------------------------------
                                                       Authorized Officer

Commitments
- -----------


$20,454,545.45                            LTCB TRUST COMPANY


                                          By:          /s/ [Illegible]
                                             -------------------------------
                                                       Authorized Officer


$20,454,545.45                            SOCIETE GENERALE, SOUTHWEST AGENCY


                                          By:          /s/ [Illegible]
                                             -------------------------------
                                                       Authorized Officer


$14,318,181.82                            THE BANK OF TOKYO, LTD., DALLAS
                                          AGENCY


                                          By:          /s/ JOHN M. MCINTYRE
                                             -------------------------------
                                                       Authorized Officer


$14,318,181.82                            BANQUE PARIBAS, HOUSTON AGENCY


                                          By:          /s/ [Illegible]
                                             -------------------------------
                                                       Authorized Officer


                                          By:          /s/ BART SCHOUEST
                                             -------------------------------
                                                       Authorized Officer

Commitments
- -----------


$14,318,181.82                             CHRISTIANIA BANK


                                           By:        /s/ JAHN O. ROISING
                                              ----------------------------------
                                                      Authorized Officer


                                           By:        /s/ [Illegible]
                                              ----------------------------------
                                                      Authorized Officer


$14,318,181.82                             CITIBANK, N.A.


                                           By:        /s/ BARBARA A. COHEN
                                              ----------------------------------
                                                      Barbara A. Cohen
                                                      Vice President


$14,318,181.82                             DRESDNER BANK AG, NEW YORK AND GRAND
                                           CAYMAN BRANCHES


                                           By:        /s/ B. C. ERICKSON
                                              ----------------------------------
                                                      Authorized Officer


                                           By:        /s/ [Illegible]
                                              ----------------------------------
                                                      Authorized Officer


$14,318,181.82                             THE MITSUBISHI TRUST & BANKING
                                           CORPORATION


                                           By:        /s/ [Illegible]
                                              ----------------------------------
                                                      Authorized Officer

Commitments
- -----------


$14,318,181.82                             NATIONAL WESTMINSTER BANK PLC (NEW
                                           YORK BRANCH)


                                           By:          /s/ DAVID L. SMITH
                                              ----------------------------------
                                                        David L. Smith
                                                        Vice President


                                           NATIONAL WESTMINSTER BANK PLC
                                           (NASSAU BRANCH)


                                           By:          /s/ DAVID L. SMITH
                                              ----------------------------------
                                                        David L. Smith
                                                        Vice President


$14,318,181.82                             THE YASUDA TRUST AND BANKING
                                           COMPANY, LIMITED, NEW YORK BRANCH


                                           By:          /s/ NEIL T. CHAU
                                              ----------------------------------
                                                        Neil T. Chau
                                                        First Vice President


 $8,181,818.18                             BANK OF TAIWAN


                                           By:          /s/ [Illegible]
                                              ----------------------------------
                                                        Authorized Officer


 $8,181,818.18                             BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR


                                           By:          /s/ IAIN A. WHYTE
                                              ----------------------------------
                                                        Authorized Officer


                                           By:          /s/ [Illegible]
                                              ----------------------------------
                                                        Authorized Officer

Commitments
- -----------



 $8,181,818.18                             DEN NORSKE BANK AS


                                           By:           /s/ [Illegible]
                                              ----------------------------------
                                                         Authorized Officer


                                           By:           /s/ FRAN MEYERS
                                              ----------------------------------
                                                         Fran Meyers
                                                         Vice President


 $8,181,818.18                             FIRST INTERSTATE BANK OF TEXAS, N.A.


                                           By:           /s/ COLLIE C. MICHAELS
                                              ----------------------------------
                                                         Authorized Officer

Total Commitments:  $450,000,000
                    ------------

                                    NATIONSBANK OF TEXAS, N.A., as Agent


                                    By:      /s/ PAUL A. SQUIRES
                                        ----------------------------------------
                                             Paul A. Squires
                                             Senior Vice President


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Co-Agent


                                    By:      /s/ LAURA B. SHEPARD
                                        ----------------------------------------
                                             Authorized Officer


                                    UNION BANK OF SWITZERLAND, HOUSTON AGENCY, as Co-Agent


                                    By:      /s/ EVANS SWANN
                                        ----------------------------------------
                                             Evans Swann
                                             Managing Director


                                    By:      /s/ JAN BUETTGEN
                                        ----------------------------------------
                                             Jan Beuttgen
                                             Vice President
                                             Corporate Banking

                                                                      SCHEDULE I



                         COMMITMENT REDUCTION SCHEDULE



    Date                              Maximum Aggregate Commitments
    ----                              -----------------------------
July 31, 1998                                 $415,000,000
October 31, 1998                               380,000,000
January 31, 1999                               345,000,000
April 30, 1999                                    -0-

                                                                       EXHIBIT A

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         SUBSIDIARY GUARANTY AGREEMENT

         This Second Amendment to Amended and Restated Subsidiary Guaranty dated as of April 24, 1995 (this "Guaranty Amendment") is among each of the Subsidiary Guarantors listed on the signature pages hereof under the caption "Subsidiary Guarantors" and NationsBank of Texas, N.A. (the "Agent"), as agent for the banks under the Amended and Restated Credit Agreement dated as of May 13, 1994 as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as the same may be further amended or modified from time to time, the "Credit Agreement") among Union Texas Petroleum Holdings, Inc. (the "Company"), the Co-Agents and lenders parties thereto ("Banks") and the Agent.

         In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendment to the Guaranty Agreement. The fourth recital to the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 as amended by the First Amendment to Amended and Restated Subsidiary Guaranty dated as of November 21, 1994 (as so amended, the "Guaranty Agreement") executed by the Subsidiary Guarantors and the Agent is hereby amended by deleting the dollar amount "$350,000,000" therein and inserting in lieu thereof the dollar amount "$450,000,000".

         2. Acknowledgement and Consent. To induce the Agent and the Banks to execute the Third Amendment Agreement dated of even date herewith among the Company, the Banks and Co-Agents parties thereto, and the Agent (the "Credit Agreement Amendment") and other Financing Documents, each of the undersigned Subsidiary Guarantors hereby (a) consents to and agrees to the terms of the Credit Agreement Amendment and the Credit Agreement as amended thereby and the other Financing Documents, (b) agrees that (i) none of such Subsidiary Guarantor's obligations under or in connection with the Financing Documents and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) neither the Guaranty Agreement as amended hereby nor any other Financing Document provided by any Subsidiary Guarantor is released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgement shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of all Financing Documents executed by such Subsidiary Guarantor and all documents pertaining thereto or referred to therein, and (d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies and neither the Guaranty Agreement as amended hereby, nor any other Financing Document, would be released, impaired or affected if such Subsidiary Guarantor had not acknowledged the Credit Agreement Amendment and other Financing Documents.

         3.      Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Guaranty Amendment, and no consent to any departure by any Subsidiary Guarantor, any Bank or the Agent herefrom, shall in any event be effective unless effected in accordance with Section 3.03 of the Guaranty Agreement. This Guaranty Amendment shall become effective upon the execution of this Guaranty Amendment by the Subsidiary Guarantors and the Agent.

                 3.2. Texas Law. This Guaranty Amendment, and the Guaranty Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Guaranty Agreement remain in full force and effect. Each of the undersigned Subsidiary Guarantors hereby ratifies and confirms the Guaranty Agreement as amended hereby. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended by the Credit Agreement Amendment, are used herein as defined in the Credit Agreement, as amended by the Credit Agreement Amendment. References in the Guaranty Agreement as amended hereby to "the Agreement", "the Guaranty Agreement", "this Guaranty Agreement" or to "this Agreement" or to words of similar effect (such as "herein") shall mean the Guaranty Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Guaranty Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 3.5. Authority, etc. Each of the undersigned Subsidiary Guarantors hereby represents and warrants to the Agent and each of the Banks that (a) the execution and delivery by such Subsidiary Guarantor of the Guaranty Agreement and this Guaranty Amendment, and the performance of the Guaranty Agreement as amended hereby and this Guaranty Amendment, (i) are within such Subsidiary Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action of such Subsidiary Guarantor,
(iii) do not contravene or constitute a default under any provision of applicable law or regulation and (iv) require no authorization, consent or approval of any governmental body, agency or official other than those authorizations, consents and approvals that have been obtained and are in full force and effect, and (b) the Guaranty Agreement and this Guaranty Amendment have been duly executed and delivered by such Subsidiary Guarantor and this Guaranty Amendment and the Guaranty Agreement as amended hereby constitute legal, valid and binding obligations of such Subsidiary Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                    SUBSIDIARY GUARANTORS:

                                    UNION TEXAS PETROLEUM ENERGY
                                    CORPORATION


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________



                                    UNION TEXAS PRODUCTS
                                    CORPORATION


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________



                                    UNION TEXAS EAST KALIMANTAN
                                    LIMITED


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________


                                    UNION TEXAS INTERNATIONAL
                                    CORPORATION


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    UNISTAR, INC.


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________




                                    AGENT:

                                    NATIONSBANK OF TEXAS, N.A.,
                                    as  Agent


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                                                       EXHIBIT B

                           OPINION OF GENERAL COUNSEL

                                 April 24, 1995


To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas 77002

Dear Sirs:

                 I am General Counsel, Vice President-Administration, and Secretary of Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), and have acted as counsel (i) for the Company in connection with the Third Amendment Agreement dated as of April 24, 1995 (the "Credit Amendment") among the Company, the Banks and Co-Agents party to the Credit Agreement (as defined below) and the Agent (as defined below), which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Credit Agreement"; and as further amended by the Credit Amendment, the Amended Credit Agreement"), among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent"), and (ii) for Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation, Union Texas East Kalimantan Limited, a Bahamian corporation, and Union Texas Products Corporation, a Delaware corporation (collectively, the "Subsidiary Guarantors" and together with the Company, the "Obligors"), in connection with the Second Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of April 24, 1995 (the "Guaranty Amendment") among the Subsidiary Guarantors and the Agent, which Guaranty Amendment amends the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 as amended by the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November 21, 1994 (as so amended and as amended by the Guaranty Amendment, the "Amended Guaranty Agreement"), among the Subsidiary Guarantors and the Agent. Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein as therein defined.

                 In connection with the opinions expressed below, I have examined or caused to be examined executed counterparts of the following (collectively, the "Financing Documents"):

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 2


                 (a)      the Amended Credit Agreement and the Credit Amendment,

                 (b) the Amended Guaranty Agreement and the Guaranty Amendment, and

                 (c) twenty four (24) promissory notes, each substantially in the form of Exhibit A to the Amended Credit Agreement, one payable to each Bank.

                 I have also examined or caused to be examined originals or copies, certified or otherwise identified to my satisfaction, of such other instruments, documents and records as I deemed necessary to express the opinions hereinafter set forth. To the extent relevant to my opinion, I have assumed, without independent verification, (i) the due execution and delivery of each Financing Document by each party thereto (other than the Obligors),
(ii) the genuineness of all signatures on all documents submitted to me, (iii) that each party (other than the Obligors) to each of the Financing Documents is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to enter into and to carry out its obligations under such Financing Documents, (iv) that the execution and delivery of each of the Financing Documents by each party thereto (other than the Obligors) and the performance of its obligations under such Financing Documents have been duly authorized by all necessary proceedings and actions, (v) that each of the Financing Documents is the legal, valid and binding obligation of each party thereto (other than the Obligors), enforceable against such party in accordance with the terms of such Financing Documents, subject to limitations of the types described in the opinion of Andrews & Kurth L.L.P. delivered to you pursuant to the Financing Documents, and (vi) the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies. I have relied, to the extent that I deem such reliance proper, upon certificates of officers of one or more of the Obligors and of governmental officials as to matters of fact not independently established by me.

                 For purposes of the opinion set forth in paragraph 2 below, I have (i) relied on the opinion of Andrews & Kurth L.L.P. with respect to the agreements and instruments identified on Schedule I thereto, and (ii) examined or caused to be examined each other agreement or other instrument binding upon any Obligor, a breach of or default under which would, in my judgment, have a material adverse effect upon the Company and its Subsidiaries taken as a whole. As to other agreements and instruments, I have not undertaken such a review for purposes of this opinion, given the volume of such documents and given the fact that by virtue of the character of such

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 3


documents and the historical practices of the Company with respect thereto, I have no reason to believe that a breach of or default under any such document would arise by virtue of the execution, delivery and performance of the Financing Documents.

                 Based on the foregoing and subject to the qualifications and limitations set forth below, I am of the opinion that:

                 1. Each of the Obligors has all material governmental licenses, authorizations, consents and approvals required to own its assets and to carry on its business as now conducted.

                 2. To the best of my knowledge, the execution, delivery and performance by each Obligor of each Financing Document to which it is a party do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary under, any provision of any instrument or agreement evidencing or governing Debt binding upon such Obligor or any other material agreement, judgment, injunction, order, decree or other instrument binding upon such Obligor. However, please be advised that the Company currently has an aggregate $300 million principal amount of its senior notes outstanding (individually referred to as the $100 million 8.25% Senior Notes due 1999, the $125 million 8 3/8% Senior Notes due 2005 and the $75 million 8 1/2% Senior Notes due 2007, and collectively referred to as the "Senior Notes"), and that the sum of the Senior Notes, the Commitments and the commitments under the Short-Term Credit Agreement equals $850 million, while the total amount of debt permitted under Section 5.05(a) of the Amended Credit Agreement and the Short-Term Credit Agreement may not exceed $775 million.

                 3. To the best of my knowledge, there is no action, suit or proceeding pending against, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or interests, at law or in admiralty or equity, before any court or arbitrator or any governmental body, agency or official, foreign or domestic, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Company and its Subsidiaries, taken as a whole, or which in any manner draws into question the validity of any Financing Document.

                 My opinions in paragraph 1 are rendered only with respect to the constitutions, laws, rules and regulations which are currently in effect and applicable court rulings and orders which have been published and are generally available. In

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 4


addition, the foregoing opinions are rendered only as of the date hereof, and I disclaim any obligation to advise you of changes thereafter.

                 I am a member of the bar of the State of Texas only, and this opinion is limited in all respects to the laws of the State of Texas, the General Corporation Law of Delaware and federal law of the United States of America, and, to the limited extent described below, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia. In rendering certain of the opinions expressed above, I have relied, with your approval, upon an opinion, dated the date hereof, of Andrews & Kurth L.L.P., a copy of which has been furnished to you. My opinion in paragraph 1 addresses, with respect to Union Texas East Kalimantan Limited, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia and such opinion with respect to such laws is, with your permission and without independent investigation, given solely in reliance upon and limited in scope to the opinions of Graham, Thompson & Co. and Mochtar, Karuwin & Komar, respectively, copies of which have been furnished to you, and my opinion incorporates by reference all qualifications, exceptions and limitations set forth therein.

                 This opinion is for the benefit of and may be relied upon by the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and participants in connection with the transactions contemplated by the Credit Amendment and the Amended Credit Agreement. Otherwise, this opinion may not be used, published, circulated or relied upon by any other Person for any purpose without my prior written consent.

                                            Very truly yours,


                                            Newton W. Wilson, III

                                                                       EXHIBIT C

                       OPINION OF ANDREWS & KURTH L.L.P.

                                 April 24, 1995


To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas 77002

Dear Sirs:

                 We have acted as special counsel (i) to Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), in connection with the Third Amendment Agreement dated as of April 24, 1995 (the "Credit Amendment") among the Company, the Banks and Co-Agents party to the Credit Agreement (as defined below) and the Agent (as defined below), which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Credit Agreement"; and as further amended by the Credit Amendment, the "Amended Credit Agreement"), among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent"), and (ii) for Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation, Union Texas East Kalimantan Limited, a Bahamian corporation, and Union Texas Products Corporation, a Delaware corporation (collectively, the "Subsidiary Guarantors" and together with the Company, the "Obligors"), in connection with the Second Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of April 24, 1995 (the "Guaranty Amendment") among the Subsidiary Guarantors and the Agent, which Guaranty Amendment amends the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994, as amended by the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November 21, 1994 (as so amended and as amended by the Guaranty Amendment, the "Amended Guaranty Agreement"), among the Subsidiary Guarantors and the Agent. Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein as therein defined.

                 In connection with the opinions expressed below, we have examined executed counterparts of the following (collectively, the "Financing Documents"):

                 (a)      the Amended Credit Agreement and the Credit Amendment,

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 2


                 (b) the Amended Guaranty Agreement and the Guaranty Amendment, and

                 (c) twenty four (24) promissory notes, each substantially in the form of Exhibit A to the Amended Credit Agreement, one payable to each Bank (collectively, the "Notes").

                 We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other instruments, documents and records as we deemed necessary to express the opinions hereinafter set forth. To the extent relevant to our opinion, we have assumed, without independent verification, (i) the due execution and delivery of each Financing Document by each party thereto (other than the Obligors), (ii) the genuineness of all signatures on all documents submitted to us, (iii) that each party (other than the Obligors) to each of the Financing Documents is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to enter into and to carry out its obligations under such Financing Documents, (iv) that the execution and delivery of each of the Financing Documents by each party thereto (other than the Obligors) and the performance of its obligations under such Financing Documents have been duly authorized by all necessary proceedings and actions,
(v) that each of the Financing Documents is the legal, valid and binding obligation of each party thereto (other than the Obligors) enforceable against such party in accordance with the terms of such Financing Documents, subject to limitations of the types described herein, and (vi) the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies. We have relied, to the extent that we deem such reliance proper, upon certificates of officers of one or more of the Obligors and of governmental officials as to matters of fact not independently established by us. We have also examined the representations and warranties of the Company contained in the Credit Amendment, the Amended Credit Agreement, the Guaranty Amendment and the Amended Guaranty Agreement and have relied, to the extent we deem such reliance proper, upon the relevant facts stated therein.

                 Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

                 1.       (a)     Each of the Obligors is a corporation duly
incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation,

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 3


and has all corporate power and authority required to own its assets and to carry on its business as now conducted.

                 (b) The execution, delivery and performance by each Obligor of each Financing Document to which it is a party will not violate the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 or the Interstate Commerce Act.

                 2. The execution, delivery and performance by each Obligor of each Financing Document to which it is a party are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not constitute a breach or default under, any provision of applicable law or regulation known to us after reasonable inquiry or the certificate of incorporation or bylaws of such Obligor.

                 3. To the best of our knowledge, the execution, delivery and performance by each Obligor of each Financing Document to which it is a party do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Company or any Subsidiary under, any provision of the instruments and agreements identified in
Schedule I hereto. However, please be advised that the Company currently has an aggregate $300 million principal amount of its senior notes outstanding (individually referred to as the $100 million 8.25% Senior Notes due 1999, the $125 million 8 3/8% Senior Notes due 2005 and the $75 million 8 1/2% Senior Notes due 2007, and collectively referred to as the "Senior Notes"), and that the sum of the Senior Notes, the Commitments and the commitments under the Short-Term Credit Agreement equals $850 million, while the total amount of debt permitted under Section 5.05(a) of the Amended Credit Agreement and the Short-Term Credit Agreement may not exceed $775 million.

                 4. No authorization, consent or approval of any governmental body, agency or official is required in connection with the execution, delivery or performance by any Obligor of any of the Financing Documents to which it is a party.

                 5.       (a)     The Credit Amendment and the Notes have been
duly executed and delivered by the Company, and the Credit Amendment, the Notes and the Amended Credit Agreement constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                 (b) The Guaranty Amendment has been duly executed and delivered by each of the Subsidiary Guarantors, and the Guaranty Amendment and the Amended

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 4


Guaranty Agreement constitute legal, valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their respective terms.

                 6. If all material facts (as we understand them) and issues of law were presented and properly argued, a Texas court or a federal court sitting in the State of Texas and applying the laws of the State of Texas should hold that the consent by the Company in Section 9.09 of the Amended Credit Agreement, and by each Subsidiary Guarantor in Section 3.05 of the Amended Guaranty Agreement, to the non-exclusive personal jurisdiction of the courts of the State of Texas and of any federal court located in the State of Texas is valid. In this regard we call to your attention that such consents to non-exclusive jurisdiction are not effective to (1) confer subject matter jurisdiction that does not otherwise exist in such court or (2) establish diversity jurisdiction that does not otherwise exist in an action brought in federal court.

                 7. Neither the execution, delivery and performance by any Obligor of the Financing Documents to which it is a party, nor the use of the proceeds of the Loans in accordance with Section 5.09 of the Amended Credit Agreement, will violate the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                 The opinions set forth above are subject to the following additional assumptions, limitations and qualifications:

                 (a) Our opinions with respect to the enforceability of the Financing Documents are subject to the qualification that such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the rights of creditors generally, (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and (iii) limited by the power of a court to award damages in lieu of equitable remedies (including specific performance or injunctive relief) or otherwise to refuse to grant a particular remedy sought by the parties to the Financing Documents.

                 (b) We express no opinion herein as to (1) the right of any Bank to set-off against funds held in any special account maintained by the Company with such Bank or which are otherwise subject to special agreement between the Company and such Bank; (2) whether the provisions of the Amended Credit Agreement which permit

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 5


the Agent, the Co-Agents or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determination be made in good faith; (3) whether the holder of a Note may, under certain circumstances, be called upon to prove the outstanding principal amount of the loans evidenced thereby; (4) the effect of the law of any jurisdiction (other than Texas) wherein any Bank may be located which limits rates of interest which may be charged or collected by such Bank; and (5) the enforceability of any provision in the Financing Documents that purports to (i) require indemnification for the negligence or wilful misconduct of the indemnitee or to otherwise require any Obligor to provide indemnification to the extent the same may be in conflict with public policy, (ii) limit the effect of any delay or omission of enforcement of rights or remedies or any course of performance or course of dealing between the parties, (iii) create an agreement to agree, (iv) fix evidentiary standards or venue of any proceeding, (v) waive rights to a trial by jury, or (vi) waive rights to notices, legal defenses or other benefits that cannot, as a matter of law, be effectively waived.

                 (c) Whenever this opinion states the existence or absence of any fact to the best of our knowledge, such statement is intended to convey that, during the course of our representation of the Obligors with respect to matters addressed herein, no information has come to our attention which has given us actual knowledge of facts contrary to the statements so expressed herein.

                 (d) In rendering our opinions in paragraph 1 we have relied upon the description of the properties, assets and businesses of the Obligors set forth in the Report on Form 10-K for the year ended December 31, 1994 filed by the Company with the Securities and Exchange Commission.

                 (e) In rendering the opinions in paragraphs 2 and 5, we have assumed that (i) there are no fees, points, premiums or other sums contracted for, charged to or paid or to be paid by the Company to the Banks on account of the transactions described in the Amended Credit Agreement other than those described in the Amended Credit Agreement and those described in the letters dated May 13, 1994 from the Agent to us and (ii) the parties to the Financing Documents will comply strictly with the precise terms of the Financing Documents, including, without limitation, the usury savings clauses set forth therein with respect to any consideration contemplated by Financing Documents that will constitute interest under Texas law.

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 6


                 (f) In rendering our opinions in paragraph 7 we have assumed that the representations of the Company and the Banks set forth in Sections 4.12 and 9.07, respectively, of the Amended Credit Agreement will be true and correct at all times.

                 (g) The foregoing opinions are rendered only with respect to the constitutions, laws, rules and regulations which are currently in effect and applicable court rulings and orders which have been published and are generally available. In addition, the foregoing opinions are rendered only as of the date hereof, and we disclaim any obligation to advise you of changes thereafter.

                 This opinion is limited in all respects to the laws of the State of Texas, the General Corporation Law of Delaware and federal law of the United States of America, and, to the limited extent described below, the laws of The Commonwealth of The Bahamas and The Republic of Indonesia. Insofar as our opinion relates to the laws of The Commonwealth of The Bahamas and The Republic of Indonesia it is, with your permission and without independent investigation, given solely in reliance upon and limited in scope to the opinions of Graham, Thompson & Co. and Mochtar, Karuwin & Komar, respectively, copies of which have been furnished to you, and our opinion incorporates by reference all qualifications, exceptions and limitations set forth therein.

                 This opinion is for the benefit of and may be relied upon by the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and Participants in connection with the transactions contemplated by the Credit Amendment and the Amended Credit Agreement and may be relied upon by Newton W. Wilson, III, General Counsel of the Company, in rendering his opinion to the Banks and the Agent in connection with such transactions. Otherwise, this opinion may not be used, published, circulated or relied upon by any other Person for any purpose without our prior written consent.

                                        Very truly yours,


                                        ANDREWS & KURTH L.L.P.

                                   SCHEDULE I

I.     UNION TEXAS PETROLEUM HOLDINGS, INC. ("UTPH")

       A. Indenture dated as of November 15, 1992 between UTPH, the guarantors named therein, and State Street Bank and Trust Company, as trustee, relating to the $100,000,000 8.25% Senior Notes due November 15, 1999 issued by UTPH.

       B. Indenture dated as of March 15, 1995 between UTPH, the guarantors named therein, and The First National Bank of Chicago, as trustee, relating to the $125,000,000 8 3/8% Senior Notes due 2005 issued by UTPH and the $75,000,000 8 1/2% Senior Notes due 2007 issued by UTPH.

       C. $450,000,000 Amended and Restated Credit Agreement dated as of May 13, 1994 among UTPH, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent, as amended by the First Amendment Agreement dated as of November 21, 1994, the Second Amendment Agreement dated as of January 31, 1995 and the Third Amendment Agreement dated as of April 24, 1995.

       D. $100,000,000 Credit Agreement dated as of April 24, 1995 among UTPH, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent.

II.    UNION TEXAS PAKISTAN, INC. ("UT PAKISTAN")

       A. Finance Agreement dated as of December 20, 1988 between UT Pakistan and Overseas Private Investment Corporation ("OPIC").

       B. Issuing and Paying Agency Agreement dated as of December 20, 1988 among First Trust New York National Association (as successor to Morgan Guaranty Trust Company of New York), as issuing and paying agent, OPIC, and UT Pakistan, relating to the Promissory Note dated December 20, 1988 issued by UT Pakistan to Liberty U.S. Government Money Market Trust in the original principal amount of US$21,250,000.

       C. Guaranty Agreement dated as of December 20, 1988 between UTPH and OPIC.

       D. Deed of Floating Charge dated December 20, 1988 by UT Pakistan in favor of OPIC.

III.   UNISTAR, INC. ("UNISTAR") AND UNIMAR COMPANY ("UNIMAR")

       A. Amended and Restated Agreement of General Partnership of Unimar entered into as of September 11, 1990.

       B. Indenture dated as of September 25, 1984 between Unimar and Irving Trust Company, as trustee, relating to 14,077,747 Indonesian Participating Units, as supplemented by the First Supplemental Indenture dated as of October 31, 1986 between such parties.

       C. Shareholders Agreement dated as of September 11, 1990 among UTPH, Unistar, Ultramar America Limited, Ultramar Indonesia Limited and Ultrastar, Inc.

       D. Second Shareholders Agreement dated as of August 26, 1993 among UTPH, Unistar, LASMO America Limited, LASMO Sanga Sanga Limited and LASMO (USTAR) Inc. (formerly Ultrastar, Inc.)

IV.    UNION TEXAS EAST KALIMANTAN LIMITED ("UTEK")

       A.     Production Sharing Contract and related Agreements.

       1. Amended and Restated Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1968 among Perusahaan Pertambangan Minyak Dan Gas Bumi Negara ("Pertamina"), and Roy M. Huffington, Inc., Virginia Indonesia Company, Virginia International Company, Ultramar Indonesia Limited, Union Texas East Kalimantan Limited, Universe Gas & Oil Company, Inc. and Huffington Corporation (all such parties and their predecessors and successors in interest are herein collectively referred to as the "IJV Contractors"), and Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1998 among Pertamina and the IJV Contractors.

       2. Joint Venture Agreement effective as of August 8, 1968 by and between Roy M. Huffington, Inc., Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited and Union Texas Far East Corporation, as amended by a Settlement Agreement dated as of January 16, 1976 among these parties and Universe Tankships, Inc., an Agreement dated as of October 1, 1979 among Roy M. Huffington, Inc., Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited, Universe Tankships, Inc. and Union Texas Far East Corporation and a Letter dated October 1, 1979 from Roy M. Huffington, Inc. to Virginia International Company, Austral Petroleum Gas Corporation, Golden Eagle Indonesia Limited, Universe Tankships, Inc. and Union Texas Far East Corporation.

       3. Operating Agreement dated as of August 8, 1968 between Roy M. Huffington, Inc., as operator, and Union Texas Far East Corporation, Golden Eagle Indonesia Limited, Virginia International Company and Austral Petroleum Gas Corporation, as non-operators, as amended by a letter agreement effective September 15, 1973 among these parties and an Amendment to Operating Agreement dated as of April 1, 1990 among Roy M. Huffington, Inc., Ultramar Indonesia Limited, Virginia Indonesia Company, Virginia International Company, Union Texas East Kalimantan Limited, and Universe Gas & Oil Company, Inc. and a Letter dated February 8, 1990 from the IJV Contractors to Pertamina.

       4. Amended and Restated Bontang Processing Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd., and P. T. Badak.

       B.     Supply Agreements.

       1. Amended and Restated Supply Agreement (In support of the Amended and Restated 1973 LNG Sales Contract) dated September 22, 1993, but effective as of December 3, 1973, between Pertamina and the IJV Contractors.

       2. Supply Agreement for Badak LNG Expansion Project dated as of April 14, 1981 among Pertamina and the IJV Contractors, as supplemented by the Memorandum of Understanding dated as of April 14, 1981 among Pertamina, the IJV Contractors, Total Indonesie, and Union Oil Company of Indonesia, and the Supplemental Memorandum dated August 24, 1983 among Pertamina and the IJV Contractors and as amended by the Memorandum dated December 1, 1988 among Pertamina and the IJV Contractors.

       3. Badak III LNG Sales Contract Supply Agreement executed October 19, 1987, but effective as of March 19, 1987 among Pertamina and the IJV Contractors, as supplemented by the Supplemental Memorandum dated as of January 1, 1990 among Pertamina and the IJV Contractors.

       4. Amended and Restated Second Supply Agreement for Excess Sales (Quantities In Kind and LNG Amounts Under Amended and Restated Invoice Settlement Agreements) dated as of January 19, 1990, but effective December 1, 1988, among Pertamina and the IJV Contractors, as supplemented by the Supplemental Memorandum dated as of January 1, 1990 among Pertamina and the IJV Contractors.

       5. Badak IV LNG Sales Contract Supply Agreement dated as of August 12, 1991, but effective as of October 23, 1990, among Pertamina and the IJV Contractors, as supplemented by the Memorandum of Understanding Re: Supply Agreements and Package IV Sales dated as of August 12, 1991, but effective as of July 1, 1990, and the Supplemental Memorandum of Understanding dated as of January 31, 1994, but effective as of July 1, 1990, each among Pertamina, the IJV Contractors, Total Indonesie, Unocal Indonesia, Ltd., and Indonesia Petroleum, Ltd., and the Addendum to Badak IV LNG Sales Contract Supply Agreement dated as of January 31, 1994, but effective as of October 23, 1990 among Pertamina and the IJV Contractors.

       C.     Miscellaneous Agreements.

       1. Amended and Restated Bontang II Trustee and Paying Agent Agreement dated as of July 15, 1991 among the IJV Contractors, Pertamina, Total Indonesie, Unocal Indonesia, Ltd., and Indonesia Petroleum Ltd., and Continental Bank International ("CBI"), as trustee.

       2. Amended and Restated Debt Service Allocation Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd. and Unocal Indonesia, Ltd.

       3. Amended and Restated Badak Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Unocal Indonesia, Ltd., Indonesia Petroleum, Ltd., and CBI, as trustee ("Bontang I Trustee").

       D.     Bontang Capital Project Financing Tier III-2.

       1. Producers Agreement No. 2 dated as of June 9, 1987 among the IJV Contractors, the lenders named therein, and The Industrial Bank of Japan Trust Company ("IBJ Trust"), as agent for such lenders, as amended by the Amendment No. 1 to Producers Agreement No. 2 dated as of February 9, 1988 and Amendment No. 2 to Producers Agreement No. 2 dated as of May 31, 1988, each among the IJV Contractors, the lenders named therein, and IBJ Trust, as agent for such lenders.

       2. Bontang Capital Projects Loan Agreement No. 2 dated as of June 9, 1987 among the Bontang I Trustee, the lenders named therein, and IBJ Trust, as agent for such lenders, as amended by the Amendment No. 1 to Bontang Capital Projects Loan Agreement No. 2 dated as of February 9, 1988 among the Bontang I Trustee, the lenders named therein, and IBJ Trust, as agent for such lenders.

       E.     Train E Financing.

       1. Bontang III Producers Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of Train-E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders, as amended by Amendment No. 1 dated as of May 31, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of Train-E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders.

       2. Bontang III Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee (the "Bontang III Trustee"), as amended by Amendment No.1 dated as of December 11, 1992 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and the Bontang III Trustee.

       3. Amended and Restated Bontang Excess Sales Trustee and Paying Agent Agreement dated as of February 9, 1988 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee.

       4. Bontang III Loan Agreement dated as of February 9, 1988 among the Bontang III Trustee, Train-E Finance Co., Ltd., as Tranche A Lender, the banks named therein as Lead Managers and Tranche B Lenders and IBJ Trust as Agent for such Tranche B Lenders.

       F.     LPG Financing.

       1. Amended and Restated Bontang LPG Trustee and Paying Agent Agreement dated as of December 31, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee.


       2. Advance Payment Agreement dated as of February 18, 1987 between Pertamina and Arun Bontang Project Finance Co., Ltd.

       G.     Train F Financing.

       1. Bontang IV Producers Agreement dated as of August 26, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., and Unocal Indonesia, Ltd. in favor of the lenders named therein and The Chase Manhattan Bank, N.A. as agent for such lenders.

       2. Bontang IV Trustee and Paying Agent Agreement dated as of August 26, 1991 among Pertamina, the IJV Contractors, Total Indonesie, Indonesia Petroleum, Ltd., Unocal Indonesia, Ltd. and CBI, as trustee (the "Bontang IV Trustee").

       3. Bontang IV Loan Agreement dated as of August 26, 1991 among the Bontang IV Trustee, the lenders named therein and The Chase Manhattan Bank, N.A. as agent for such lenders.

                                                                     EXHIBIT D-1

                     OPINION OF SPECIAL INDONESIAN COUNSEL

                                 April 24, 1995


To the Banks and the Agent
  Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas  77002

Dear Sirs:

                 We have acted as special Indonesian counsel to Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), in connection with the Third Amendment Agreement dated as of April 24, 1995 (the "Credit Amendment") among the Company, the Banks and Co-Agents party to the Credit Agreement (as defined below) and the Agent (as defined below), which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Credit Agreement"), among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent"), and to Union Texas East Kalimantan Limited, a Bahamian corporation (the "Guarantor"), in connection with the Second Amendment to Amended and Restated Subsidiary Guaranty dated as of April 24, 1995 (the "Guaranty Amendment") among the Guarantor, the Other Guarantors (defined below) and the Agent, which Guaranty Amendment amends the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994, as amended by the First Amendment to Amended and Restated Subsidiary Guaranty dated as of November 21, 1994 (as so amended, the "Subsidiary Guaranty Agreement"), among Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas Products Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation (collectively, the "Other Guarantors"), the Guarantor and the Agent. Terms defined in the Credit Agreement as amended by the Credit Amendment (the "Amended Credit Agreement") and not otherwise defined herein are used herein as therein defined.

                 In connection with the opinions expressed below, we have examined the Credit Agreement, the April 3, 1995 draft of the Credit Amendment, the Subsidiary Guaranty Agreement and the April 3, 1995 draft of the Guaranty Amendment. We have also examined copies, certified or otherwise identified to our satisfaction, of the Production Sharing Contracts described in Exhibit "A" attached hereto and such other instruments, documents and records as we have deemed necessary to express the opinions hereinafter set forth. We have relied, to the extent that we deem such reliance

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 2


proper, upon certificates of officers of the Guarantor as to matters of fact not independently established by us.

                 For purposes of this opinion, we have assumed the genuineness of all signatures appearing on the documents examined by us, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us, or otherwise in our possession, as copies, and the due authorization, execution and delivery of all such documents. Wherever the phrase "to the best of our knowledge" appears in this opinion, its use reflects that we have no actual knowledge to the contrary, that we have made due inquiry of the Guarantor, but that we have not made any independent investigation into any of the matters to which we refer.

                 Based on the foregoing, and subject to the qualifications and limitations set forth below, we are of the opinion so far as the laws of the Republic of Indonesia are concerned that:

                 1. The Guarantor is duly qualified as a foreign corporation under the laws of the Republic of Indonesia, to the extent required by Indonesian law and to the extent necessary to carry out its obligations under the Production Sharing Contracts, and has all material governmental licenses, authorizations, consents and approvals required to own property and assets situated in Indonesia and to carry on business in the Republic of Indonesia in accordance with the terms of the Production Sharing Contracts.

                 2. The execution, delivery and performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Subsidiary Guaranty Agreement as amended by the Guaranty Amendment (the "Amended Guaranty Agreement") do not constitute a breach of or default under any provision of applicable law or regulation of the Republic of Indonesia.

                 3. To the best of our knowledge, the execution, delivery and performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Amended Guaranty Agreement do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Guarantor under, any judgment, injunction, order or decree of any court or governmental instrumentality of the Republic of Indonesia binding upon the Guarantor.

                 4. No authorization, consent or approval of any Indonesian governmental body, agency or official is required in connection with the execution,

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 3


delivery or performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Amended Guaranty Agreement. [The Guarantor is obligated to report the execution and delivery of the Guaranty Amendment to the Foreign Commercial Loan Team (the "Team") established pursuant to Presidential Decree No. 39 of 1991 and to deliver to the Team and to Bank Indonesia copies of the Credit Amendment and the Guaranty Amendment.]

                 5. To the best of our knowledge, there is no action, suit or proceeding pending against, threatened against or affecting the Guarantor or any of its properties or interests, at law or in admiralty or equity, before any court, arbitrator, governmental body, agency or official of the Republic of Indonesia.

                 6. The choice of Texas law as the proper law of the Guaranty Amendment and the Amended Guaranty Agreement would be upheld as a valid choice of law by the courts of the Republic of Indonesia, and the submission by the Guarantor to the nonexclusive jurisdiction of the courts referred to in Section 3.05 of the Amended Guaranty Agreement with respect to proceedings in connection with the Amended Guaranty Agreement would be treated by the courts of the Republic of Indonesia as legal, valid, binding and enforceable in accordance with the terms of such Section 3.05. We note, however, that judgments of foreign courts are not enforceable in Indonesia.

                 7. All amounts payable by the Guarantor under the Guaranty Amendment and the Amended Guaranty Agreement may be made free and clear of and without deduction for or on account of any taxes, imposts, withholdings or other deductions imposed, assessed or levied by the Republic of Indonesia or any department, agency, political subdivision, instrumentality or authority thereof or therein, irrespective of the fact that the Agent or any of the Banks may have a representative office or subsidiary in Indonesia, except that to the extent any payments of interest and other payments in the nature of interest made by the Guarantor under the Guaranty Amendment and the Amended Guaranty Agreement are recognized as being effectively connected with the carrying on of the Guarantor's business in the Republic of Indonesia, Indonesian withholding tax is payable at a rate of 20% thereof, except where a recipient qualifies for a lower rate under a bilateral tax treaty and an approval pursuant to the Circular Letter of the Director General of Taxation No. SE-22/PJ.35/1993 dated August 31, 1993, has been obtained from the Indonesian tax authorities acknowledging that the recipient is entitled to the benefits of the treaty.

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 4


                 8. No stamp or registration duty or similar taxes or charges are payable in the Republic of Indonesia in respect of the Guaranty Amendment and the Amended Guaranty Agreement, except nominal stamp taxes.

                 9. Under the laws of the Republic of Indonesia, neither the Agent nor any Bank will be deemed to be resident, domiciled or carrying on any commercial activity in the Republic of Indonesia or, except as provided in subparagraph 7 above, subject to any Indonesian taxes, imposts or duties as a result only of the entry into and performance of the Guaranty Amendment and the Amended Guaranty Agreement or the transactions contemplated thereby.

                 This opinion is limited in all respects to the laws of the Republic of Indonesia. This opinion is for the benefit of and may be relied upon by the Company, the Guarantor, the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and Participants in connection with the transactions contemplated by the Amended Credit Agreement and may be relied upon by Newton W. Wilson, III, General Counsel of the Company, and Andrews & Kurth L.L.P., special counsel to the Company, in rendering their respective opinions to the Banks and the Agent in connection with such transactions. Otherwise, this opinion may not be used, published, circulated or relied upon by any other person for any purpose without our prior written consent.

                                                   Very truly yours,

                                                   MOCHTAR, KARUWIN & KOMAR

                                   EXHIBIT A

                          PRODUCTION SHARING CONTRACTS


                 1. Amended and Restated Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1968 among Perusahaan Pertambangan Minyak Dan Gas Bumi Negara, and Roy M. Huffington, Inc., Virginia Indonesia Company, Virginia International Company, Ultramar Indonesia Limited, Union Texas East Kalimantan Limited, Universe Gas & Oil Company, Inc. and Huffington Corporation.

                 2. Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1998 among Perusahaan Pertambangan Minyak Dan Gas Bumi Negara, and Roy M. Huffington, Inc., Virginia Indonesia Company, Virginia International Company, Ultramar Indonesia Limited, Union Texas East Kalimantan Limited, Universe Gas & Oil Company, Inc. and Huffington Corporation.

                                                                     EXHIBIT D-2

                      OPINION OF SPECIAL BAHAMIAN COUNSEL

                                 April 24, 1995


To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
700 Louisiana Street
Houston, Texas 77002

Dear Sirs:

                 We have acted as special Bahamian counsel to Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), in connection with the Third Amendment Agreement dated as of April 24, 1995 (the "Credit Amendment") among the Company, the Banks and Co-Agents party to the Credit Agreement (as defined below) and the Agent (as defined below), which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Credit Agreement"), among the Company, the Banks and Co-Agents listed on the signature pages thereof and NationsBank of Texas, N.A., as Agent (the "Agent"), and to Union Texas East Kalimantan Limited, a Bahamian corporation (the "Guarantor") in connection with the Second Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of April 24, 1995 (the "Guaranty Amendment") among the Guarantor, the Other Guarantors (defined below) and the Agent, which Guaranty Amendment amends the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994, as amended by the First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November 21, 1994 (as so amended, the "Subsidiary Guaranty Agreement"), among Union Texas Petroleum Energy Corporation, a Delaware corporation, Union Texas Products Corporation, a Delaware corporation, Union Texas International Corporation, a Delaware corporation, Unistar, Inc., a Delaware corporation (collectively, the "Other Guarantors"), the Guarantor and the Agent. Terms defined in the Credit Agreement as amended by the Credit Amendment (the "Amended Credit Agreement") and not otherwise defined herein are used herein as therein defined.

                 In connection with the opinions expressed below, we have examined the Credit Agreement, the April 3, 1995 draft of the Credit Amendment, the Subsidiary Guaranty Agreement and the April 3, 1995 draft of the Guaranty Amendment. We have also examined copies, certified or otherwise identified to our satisfaction, of such other instruments, documents and records as we have deemed necessary to express the opinions hereinafter set forth. We have relied, to the extent that we deem such reliance

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 2


proper, upon certificates of officers of the Guarantor as to matters of fact not independently established by us.

                 For purposes of this opinion, we have assumed the genuineness of all signatures appearing on the documents examined by us, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us, or otherwise in our possession, as copies, and the due authorization, execution and delivery of all such documents (other than the Subsidiary Guaranty Agreement and the Guaranty Amendment insofar as such documents relate to the Guarantor). Wherever the phrase "to the best of our knowledge" appears in this opinion, its use reflects that we have no actual knowledge to the contrary, that we have made due inquiry of the Guarantor, but that we have not made any independent investigation into any of the matters to which we refer.

                 Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

                 1. The Guarantor is a corporation duly organized, validly existing and in good standing, and has all corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its assets and to carry on its business as now conducted.

                 2. The execution, delivery and performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Subsidiary Guaranty Agreement as amended by the Guaranty Amendment (the "Amended Guaranty Agreement") are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not constitute a breach of or default under any provision of applicable law or regulation of The Bahamas or the Memorandum of Association or the Articles of Association of the Guarantor.

                 3. To the best of our knowledge, the execution, delivery and performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Amended Guaranty Agreement do not constitute a breach of or default under, or result in the creation or imposition of any Lien on any material asset of the Company or the Guarantor under, any judgment, injunction, order or decree of any court or governmental instrumentality of The Bahamas binding upon the Guarantor.

                 4. No authorization, consent or approval of any Bahamian governmental body, agency or official is required in connection with the execution,

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 3


delivery or performance by the Guarantor of the Guaranty Amendment and the performance by the Guarantor of the Amended Guaranty Agreement.

                 5. To the best of our knowledge, there is no pending or threatened action, suit or proceeding before any court or any governmental agency or body or any arbitrator in The Bahamas involving the Guarantor.

                 6. The choice of Texas law as the proper law of the Guaranty Amendment and the Amended Guaranty Agreement would be upheld as a valid choice of law by the courts of The Bahamas, and the submission by the Guarantor to the nonexclusive jurisdiction of the courts referred to in Section
3.05 of the Amended Guaranty Agreement with respect to proceedings in connection with the Amended Guaranty Agreement is legal, valid, binding and enforceable in accordance with the terms of such Section 3.05.

                 7.       (a)     Any of William M. Krips, President, Larry D.
Kalmbach, Vice President, Johnnie J. Cox, Vice President, James E. Knight, Vice President, Newton W. Wilson, III, Secretary, Michael N. Markowitz, Treasurer, Robert V. Deere, Controller, Alan R. Crain, Assistant Secretary, and Luis H. Derrota, Assistant Secretary (collectively, the "Authorized Officers") of the Guarantor has been duly authorized to sign the Guaranty Amendment and any other required documents on behalf of the Guarantor and will bind the Guarantor by their actions.

                 (b) Upon execution and delivery of the Guaranty Amendment by any Authorized Officer, the Guaranty Amendment and the Amended Guaranty Agreement will constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and to general principles of equity, and the Guaranty Amendment and the Amended Guaranty Agreement are in proper form for their enforcement in the courts of The Bahamas.

                 8. All amounts payable by the Guarantor under the Guaranty Amendment and the Amended Guaranty Agreement may be made free and clear of and without deduction for or on account of any taxes, imposts, withholdings or deductions of any kind imposed, assessed or levied by The Bahamas or any authority thereof or therein, irrespective of the fact that the Agent or any of the Banks may have a representative office or subsidiary in The Bahamas.

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 4


                 9. A stamp duty of Ten dollars Bahamian currency (B$10.00) is payable in The Bahamas in respect of the Guaranty Amendment. No other duty, tax or charge is payable in The Bahamas in respect of the Guaranty Amendment. The required stamp duty has been paid in The Bahamas in respect of the Subsidiary Guaranty Agreement. No other duty, tax or charge is payable in respect of the Subsidiary Guaranty Agreement.

                 10. Under the laws of The Bahamas, neither the Agent nor any Bank will be deemed to be resident, domiciled or carrying on any commercial activity in The Bahamas or subject to any Bahamian taxes, imposts or duties as a result only of the entry into and performance of the Guaranty Amendment and the Amended Guaranty Agreement or the transactions contemplated thereby.

                 This opinion is limited in all respects to the laws of The Bahamas. This opinion is for the benefit of and may be relied upon by the Company, the Guarantor, the Banks, the Agent, the Co-Agents, their respective successors and assigns, their respective counsel and Participants in connection with the transactions contemplated by the Amended Credit Agreement and may be relied upon by Newton W. Wilson, III, General Counsel of the Company, and Andrews & Kurth L.L.P., special counsel to the Company, in rendering their respective opinions to the Banks and the Agent in connection with such transactions. Otherwise, this opinion may not be used, published, circulated or relied upon by any other person for any purpose without our prior written consent.

                                            Yours faithfully,


                                            GRAHAM, THOMPSON & CO.

                                                                       EXHIBIT E

                    OPINION OF SPECIAL COUNSEL TO THE AGENT

                                 April 24, 1995



To NationsBank of Texas, N.A., as Agent, and to each of the Banks referred to below

Ladies and Gentlemen:

We have acted as special counsel to NationsBank of Texas, N.A., acting for itself and as Agent ("Agent"), in connection with the preparation, execution and delivery of the Third Amendment Agreement dated as of April 24, 1995 (the "Credit Amendment") among Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), the Banks and Co-Agents party to the Credit Agreement (defined below) and the Agent, which Credit Amendment amends the Amended and Restated Credit Agreement dated as of May 13, 1994 as amended by the First Amendment Agreement dated November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as so amended, the "Credit Agreement") among the Company, the banks listed on the signature pages thereof (the "Banks"), the Agent and the Co-Agents. Capitalized terms defined in the Credit Agreement as amended by the Credit Amendment (the "Amended Credit Agreement") and not defined herein are used herein as therein defined.

In that connection, we have examined counterparts of the Credit Amendment executed by the Agent and the Company respectively and the following documents:

         (1)     The Notes delivered to the Agent on the date hereof.

         (2) The Second Amendment to Amended and Restated Subsidiary Guaranty Agreement delivered to the Agent on the date hereof (the "Guaranty Amendment").

         (3) The legal opinions delivered to the Agent pursuant to Sections 2.3, 2.4 and 2.5 of the Credit Amendment.

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures and the conformity to the originals of all such documents submitted to us as copies. We have also assumed the accuracy of all matters set forth in the certificates delivered to the Agent in connection with the Credit Amendment or the Credit Agreement and assumed that each of Company, the Banks, the Agent and the Co-Agents has duly executed and delivered, with all necessary power and authority

To the Banks and the Agent
 Referred to Below
c/o NationsBank of Texas, N.A., as Agent
April 24, 1995
Page 2


(corporate and otherwise), the Credit Amendment and the Credit Agreement, that the Company has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the respective Notes, and that each of the Required Guarantors and the Agent has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Subsidiary Guaranty Agreement and the Guaranty Amendment. We have also assumed that no Bank has requested multiple Notes pursuant to Section 2.05(b) of the Amended Credit Agreement.

Based upon the foregoing examination of documents and assumptions and upon such other investigation as we have deemed necessary, we are of the opinion that the documents referred to in items (1), (2) and (3) above are substantially responsive to the requirements of the Credit Amendment.

This opinion is delivered to you only in connection with the transactions contemplated by the Credit Amendment, the Amended Credit Agreement, the Guaranty Amendment and the Subsidiary Guaranty Agreement and may not be quoted, circulated or published, in whole or in part, or furnished to any Person, other than your respective successors and assigns and Participants, without our written consent.

                                                   Very truly yours,



                                                   Bracewell & Patterson, L.L.P.